UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2012

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 30, 2012, the Audit Committee of the Board of Directors of Titan International, Inc. (the Company) dismissed PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm.  Such dismissal will become effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ended December 31, 2011, and the filing of the related Form 10-K.

PwC’s reports on the Company’s financial statements for each of the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended December 31, 2010 and 2009 and through the date of this report, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the years ended December 31, 2010 and 2009 and through the date of this report, there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness in the internal control related to the valuation of inventory for the Company’s first generation of super giant tires.  This weakness was described in Item 9A of the Company’s Form 10-K/A for the year ended December 31, 2010, filed in November 2011, and also reported in the Company’s Form 10-Q/A’s for the quarters ended March 31, 2011 and June 30, 2011 and the Company’s Form 10-Q for the quarter ended September 30, 2011.  The Audit Committee and management have authorized PwC to respond fully to any inquiries about this material weakness in the Company’s internal control as may be made by the Company’s successor independent registered accounting firm, Grant Thornton LLP.

PwC has provided the Company with a letter addressed to the Securities and Exchange Commission stating that PwC agrees with the above statements.  A copy of this letter is filed with this Form 8-K as Exhibit 16.

Also on January 30, 2012, the Audit Committee of the Board of Directors approved the appointment of Grant Thornton LLP as the Company’s new independent registered public accounting firm.  Grant Thornton’s engagement is subject to the completion of routine client acceptance procedures and will be effective for the Company’s year ending December 31, 2012.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TITAN INTERNATIONAL, INC.
(Registrant)

Date:	February 3, 2012	By:	/s/ PAUL G. REITZ
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 3, 2012.